UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event) reported :   December 13, 2007

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

One Sugar Creek Center Blvd., #125
Sugar Land, Texas 77478
(Address of principal executive offices, including zip code)

voice: (713) 353-9400	fax: (713) 353-9421

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

We issued a press release dated December 13, 2007 disclosing correspondence we received from the Secretary General of the Office of the President of the Republic of Guinea dated September 18, 2007.  Our 2006 PSC contract was reviewed at the direction of the president and it was affirmed to bind us to the Guinean State and reported by the Secretary General to the President that our contract had unquestionable advantages for Guinea.

Further correspondence we received from the Secretary General of the Office of the President of the Republic of Guinea dated November 20, 2007 invited us to travel to Guinea to meet with the President to discuss our timetable for oil and gas exploration in Guinea.

ITEM 9.01	Exhibits

Exhibit
Number	Description

99.1	Original French language letter dated September 18, 2007.

99.2	English language translation of letter dated September 18, 2007.

99.3	Original French language letter dated November 20, 2007.

99.4	English language translation of letter dated November 20, 2007.

99.5	Press Release dated December 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: December 13, 2007	(signed)
By: /s/ Kent Watts
Kent Watts, President